Exhibit 10.1

GENZYME CORPORATION

$500,000,000 3.625% Senior Notes Due 2015

$500,000,000 5.000% Senior Notes Due 2020

REGISTRATION RIGHTS AGREEMENT

June 17, 2010

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

Banc of America Securities LLC

One Bryant Park
New York, New York 10036

As Representatives of the Initial Purchasers (as defined below)

Dear Sirs:

Genzyme Corporation, a Massachusetts corporation (the “Company”), proposes to issue and sell, upon the terms set forth in a purchase agreement, dated as of June 14, 2010 (the “Purchase Agreement”), U.S. $500,000,000 aggregate principal amount of its 3.625% Senior Notes Due 2015 (the “2015 Notes”) and U.S. $500,000,000 aggregate principal amount of its 5.000% Senior Notes Due 2020 (the “2020 Notes”) (the 2015 Notes and the 2020 Notes are collectively referred to herein as the “Initial Securities”) to the several initial purchasers named in Schedule A to the Purchase Agreement (collectively, the “Initial Purchasers”).  The Initial Securities will be issued pursuant to an Indenture, dated as of even date herewith, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of even date herewith, among the Company, the Subsidiary Guarantor(s) party thereto from time to time and the Trustee (as so supplemented, the “Indenture”).  As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively, the “Holders”), as follows:

1.             Registered Exchange Offer.  The Company shall, at its own cost, prepare and, not later than 180 days after (or if the 180th day is not a business day, the first business day thereafter) the date of original issue of the Initial Securities (the “Issue Date”), file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 7(d) hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 7 hereof) that would be registered under the Securities Act.  The Company shall use its reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 210 days (or if the 210th day is not a business day, the first business day thereafter) after the Issue Date of the Initial Securities and shall keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders.

If the Company effects the Registered Exchange Offer, the Company (i) will be entitled to consummate the Registered Exchange Offer 20 business days after the commencement thereof provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer and (ii) will be required to consummate the Registered Exchange Offer no later than 30 business days after the date on which the Exchange Offer Registration Statement is declared effective.

Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall as promptly as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

The Company acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Securities acquired for its own account as a result of market making activities or other trading activities for Exchange Securities (an “Exchanging Dealer”) is required to deliver a prospectus containing the information substantially set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Securities (as defined below) constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

The Company shall use its reasonable efforts to keep the Exchange Offer Registration Statement effective, and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 7 hereof) to the Initial Securities (the “Private Exchange Securities”).  The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively referred to as the “Securities.”

In connection with the Registered Exchange Offer, the Company shall:

(a)           mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b)           keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(c)           utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d)           permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e)           otherwise comply with all applicable laws.

As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

(x)            accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange, as the case may be;

(y)           deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(z)            cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that the Securities of any series will vote and consent together on all matters as one class; provided that, according to the terms of the Indenture, the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any series can waive certain defaults under the Indenture and consent to certain modifications and amendments to the Indenture, in each case with respect to such series.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company, or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for the Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto, and any prospectus forming part thereof and any supplement thereto, complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.             Shelf Registration.  If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 240 days of the Issue Date, (iii) any Initial Purchaser notifies the Company prior to the 20th day following the consummation of the Registered Exchange Offer that the Initial Securities (or the Private Exchange Securities) held by such Initial Purchaser are not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer following such consummation or (iv) any Holder (other than an Exchanging Dealer) notifies the Company prior to the 20th day following the consummation of the Registered Exchange Offer that such Holder is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company shall take the following actions:

(a)           The Company shall, at its cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its reasonable efforts to cause to be declared effective (unless it becomes effective automatically upon filing) a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(b)           The Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities for a period of one year (or for such longer period if extended pursuant to Section 3(j) below) from the Issue Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 of the Securities Act, or any successor rule thereof (“Rule 144”)) (such period being referred to herein as the “Shelf Registration Period”).

(c)           Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of its respective effective date, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

3.             Registration Procedures.  In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

(a)           The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose within two business days of the delivery thereof; (ii) include the information substantially set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information substantially set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser within two business days of the delivery of a copy thereof, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of the Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Rule 430B(b) of the Securities Act, in a prospectus supplement that becomes a part thereof pursuant to Rule 430B(f) of the Securities Act) that is delivered to any Holder pursuant to Section 3(d) and (f), the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

(b)           As promptly as practicable, the Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i)            when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii)          of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the occurrence of any event that causes the Company to become an “ineligible issuer,” as defined in Rule 405 of the Securities Act;

(iv)          of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)           of the occurrence of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading.

(c)           The Company shall make reasonable efforts to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d)           The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, if requested by such Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).  The Company shall not, without the prior consent of the Initial Purchasers, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act.

(e)           If so requested by any Exchanging Dealer, Initial Purchaser or Holder, the Company shall deliver to each such person who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if so requested, all exhibits thereto (including those incorporated by reference).

(f)            The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g)           The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request.  The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h)           Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(i)            The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request in writing a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement (but in any event at least two business days prior thereto).

(j)            Upon the occurrence of any event contemplated by clauses (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that the Company may rely on information provided by each Holder with respect to such Holder); provided, however, that the Company may delay preparing, filing and distributing any such amendment or supplement (and continue the suspension of the use of any prospectus) if the Company determines in good faith that such amendment or supplement would, in the reasonable judgment of the Company, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company or its shareholders at such time.  If the Company is required to file any post-effective amendment to the Shelf Registration Statement or a new Shelf Registration Statement for the sole purpose of adding Holders to the Shelf Registration Statement, the Company shall not be required to file such post-effective amendment or new Shelf Registration Statement more frequently than once every calendar quarter. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with clauses (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).  During the period during which the Company is required to maintain an effective Shelf Registration Statement pursuant to this Agreement, the Company will prior to the three year expiration of that Shelf Registration Statement file, and use its reasonable efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities covered by the expiring Shelf Registration Statement to make registered dispositions, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement.

(k)           Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with, or to be held by such trustee as custodian for, The Depository Trust Company in book-entry-only form.

(l)            The Company will use its reasonable efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m)          The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification.  In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(n)           The Company may, in addition to the information required to be provided in a Completed Questionnaire (as defined below), require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such additional information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(o)           [Reserved.]

(p)           In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection during normal business hours by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney or accountant retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, employees, accountants and auditors to make available during normal business hours all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney or accountant in connection with the Shelf Registration Statement, in each case, as is customary for similar “due diligence” examinations; provided, however, that each such person shall first agree in writing with the Company that any information that is confidential at the time of delivery of such information shall be kept confidential by such person and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory authorities, (ii) disclosure of such information is required by law or necessary to defend or prosecute a claim brought against or by any such persons (e.g., to establish a “due diligence” defense), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company; provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel for such Holders and such other parties as described in Section 5 hereof.

(q)           The Company will use its reasonable efforts to,, if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement.

(r)            The Company shall use its reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

4.             Holders’ Obligations.  Each Holder agrees, by acquisition of the Securities, that no Holder of Securities shall be entitled to sell any of such Securities pursuant to the Shelf Registration Statement, or to receive a prospectus relating thereto, unless such Holder has furnished the Company, prior to any attempted or actual distribution of Securities under the Shelf Registration Statement, with a written notice and questionnaire delivered to the Company by the deadline for response set forth therein and containing substantially the information called for by the Selling Securityholder Notice and Questionnaire substantially in the form attached as Annex E hereto (a “Completed Questionnaire”) and the information set forth in the next sentence.  Each Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading and any other information regarding such Holder and the distribution of such Securities as the Company may from time to time reasonably request. Any sale of any Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such disposition, that such prospectus does not, as of the time of such sale, contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such prospectus does not, as of the time of such sale, omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary in order to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.  Each Holder agrees to keep confidential the receipt of any notice received pursuant to clauses (ii) through (v) of Section 3(b) and the contents thereof, except as required pursuant to applicable law.  Notwithstanding anything to the contrary herein, the Company shall be under no obligation to name any Holder that has not provided a Completed Questionnaire by the deadline for response set forth therein with respect to such Holder as a selling securityholder in the Shelf Registration Statement or any related prospectus.

5.             Registration Expenses.  The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective.  Each Holder shall bear all fees and expenses incurred in connection with the performance of such Holder’s obligations under Section 4 hereof and shall pay all brokerage fees and commissions, all transfer taxes, the fees and expenses of any legal counsel and any other advisors such Holder engages, and all similar fees and commissions relating to such Holder’s disposition of Securities.

6.             Indemnification.  (a)  The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as “Indemnified Parties” and, each individually, an “Indemnified Party”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof, to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto, or in any preliminary prospectus or “issuer free writing prospectus” (as defined in Rule 433 of the Securities Act (“Issuer FWP”)) relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, preliminary prospectus or Issuer FWP, or any supplement thereto, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, including, without limitation, the information provided by such Holder in such Holder’s Completed Questionnaire; provided further, however, that (i) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party and (ii) this indemnity will not apply to any loss, claim, damage or liability arising from an offer or sale, occurring during a period during which the availability of the Shelf Registration Statement or any related prospectus may be suspended (a “Suspension Period”), of Securities by a Holder to whom the Company theretofore provided a notice pursuant to clauses (ii) through (v) of Section 3(b).

(b)           Each Holder of the Securities, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities, or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto, or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of any prospectus, preliminary prospectus or Issuer FWP or any supplement thereto, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein or (ii) arise out of or are based upon a sale of Securities during a Suspension Period by a Holder to whom the Company theretofore provided a notice pursuant to clauses (ii) through (v) of Section 3(b); and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.  This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

(c)           Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced thereby by such failure.  Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such proceeding or such indemnifying party shall not have employed counsel to have charge of the defense of such proceeding within 30 days of the receipt of notice thereof or such indemnified party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct that portion of the defense of such proceeding on behalf of the indemnified party, but such indemnifying party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnifying party), in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel in any one proceeding or series of related proceedings together with reasonably necessary local counsel representing the indemnified parties who are parties to such action).  An indemnifying party shall not be liable for any settlement of such proceeding effected without the written consent of such indemnifying party, but if settled with the written consent of such indemnifying party, such indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any loss or liability by reason of such settlement.  No indemnifying party shall, without the prior written consent of any indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(d)           If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or any actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d).  Notwithstanding any other provision of this Section 6(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

(e)           The agreements contained in this Section 6 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

7.             Additional Interest Under Certain Circumstances.  (a)  Additional interest (the “Additional Interest”) with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below is referred to herein as a “Registration Default”):

(i)            the Company fails to file any Registration Statement required to be filed by this Agreement on or prior to the applicable deadline;

(ii)           any Registration Statement is not declared effective on or prior to the applicable effectiveness deadline; or

(iii)          if after either the Exchange Offer Registration Statement or the Shelf Registration Statement becomes effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Securities during the periods specified herein because (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Registration Statement, or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder, or (3) such Registration Statement is a Shelf Registration Statement that has expired before a replacement Shelf Registration Statement has become effective.

Additional Interest shall accrue on the Initial Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to and including the date immediately preceding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum for the first 90 days of such period and at a rate of 0.50% per annum thereafter.

(b)           A Registration Default referred to in Section 7(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until the day on which such Registration Default is cured.

(c)           Any amounts of Additional Interest due pursuant to clause (i), (ii) or (iii) of Section 7(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.  The obligation of the Company to pay the Additional Interest in the case of any Registration Default shall be the sole and exclusive remedy of the Holders for any such Registration Default.  Notwithstanding anything to the contrary herein, (i) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is continuing and (ii) a Holder that is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to Additional Interest with respect to any Registration Default that pertains to the Shelf Registration.

(d)           “Transfer Restricted Securities” means each Security until, in the case of any such Security, the earliest of (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Security is distributed to the public pursuant to Rule 144 or (v) the first anniversary of the date hereof; provided, further, that each Security will cease to be deemed a Transfer Restricted Security for so long as such Security may be resold by the Holder thereof pursuant to Rule 144(b)(1)(i).

8.             Rules 144 and 144A.  The Company shall use its reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of such Holder’s securities pursuant to Rule 144 and Rule 144A of the Securities Act (“Rule 144A”).  The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, Rule 144A (including the requirements of Rule 144A(d)(4)) and Regulation S under the Securities Act.  The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request.  Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

9.             Underwritten Registrations.  Notwithstanding anything herein to the contrary, no Securities covered by the Shelf Registration Statement may be sold in an underwritten offering under the Shelf Registration Statement without the prior written consent of the Company.

No person may participate in any underwritten offering hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.           Miscellaneous.

(a)           Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in aggregate principal amount of the Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no consent is necessary from any of the Holders of any series of Securities in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not adversely affect the rights of any Holders.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Securities whose Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Securities may be given by Holders of at least a majority in aggregate principal amount of the Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 10(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Securities or is delivered to such Holder.

(b)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1)           if to a Holder of the Securities, at the most current address given by such Holder to the Company in such Holder’s Completed Questionnaire or any amendment thereto.

(2)           if to the Initial Purchasers;

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

Fax No.:  (212) 325-4296

Attention:  LCD-IBD Group

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

Fax No.:  (866) 471-2526

Attention:  Registration Department

Banc of America Securities LLC

One Bryant Park

New York, New York  10036

Fax No.:  (212) 901-7881

Attention:  High Grade Debt Capital Markets Transaction Management/Legal

(3)           if to the Company, at its address as follows:

Genzyme Corporation

500 Kendall Street

Cambridge, Massachusetts 02142

Fax No.: (617) 252-7553

Attention: Chief Financial Officer and General Counsel

All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(c)           No Inconsistent Agreements.  The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(d)           Successors and Assigns.   This Agreement shall be binding upon the respective successors and assigns of each of the parties hereto.

(e)           Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

(h)           Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i)            Securities Held by the Company.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Remainder of page intentionally left blank; signature page follows.]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

Very truly yours,

GENZYME CORPORATION

By:	/s/ Michael S. Wyzga
	Name:	Michael S. Wyzga
	Title:	Executive Vice President,
Finance & Chief Financial Officer

[Signature Page to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC GOLDMAN, SACHS & CO.
BANC OF AMERICA SECURITIES LLC

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Sharon Harrison
	Name:	Sharon Harrison
	Title:	Director

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co
(GOLDMAN, SACHS & CO.)

BANC OF AMERICA SECURITIES LLC

By:	/s/ David Muller
	Name:	David Muller
	Title:	Managing Director

Acting as the Representatives of the Initial Purchasers

[Signature Page to Registration Rights Agreement]

ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.  The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities.  The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale.  See “Plan of Distribution.”

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.  See “Plan of Distribution.”

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities.  The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.  In addition, until                    , 20[  ] ,  all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers.  Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker dealer or the purchasers of any such Exchange Securities.  Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.  The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal.  The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

(1)  In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

ANNEX D

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities.  If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

ANNEX E

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner of 3.625% senior notes due 2015 (the “2015 notes”) and the 5.000% senior notes due 2020 (the “2020 notes” and, together with the 2015 notes, the “Registrable Securities”) of Genzyme Corporation (“the Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement on an appropriate form for the registration of the resale under Rule 415 of the Securities Act of 1933, as amended (the “Shelf Registration Statement”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of June 17, 2010, by and among the Company and the initial purchasers party thereto (the “Registration Rights Agreement”).  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement.  In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below).  Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness of the Shelf Registration Statement.  Any beneficial owner of Registrable Securities wishing to include its Registrable Securities in the Shelf Registration Statement must deliver to the Company a properly completed and signed selling securityholder Notice and Questionnaire no later than [DATE].

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner of Registrable Securities (the “Selling Securityholder”) hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement.  The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.  The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Questionnaire

1.	(a)	Full legal name of Selling Securityholder:
	(b)	Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:
	(c)	Full legal name of Depository Trust Company Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:
	(d)	Taxpayer identification or social security number of Selling Securityholder:
2.		Mailing address for notices to Selling Securityholder:

Telephone: ( ) -
Home Fax: ( ) - Business Fax: ( ) -
Email Address:
Contact Person:
3.	Beneficial ownership of Registrable Securities:
(a) Type and principal amount or number of shares of Registrable Securities beneficially owned:
(b) CUSIP No(s). of such Registrable Securities beneficially owned:

4.	Beneficial ownership of the Company’s securities owned by the Selling Securityholder:

Except as set forth below in this item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in item (3).
(a) Type and amount of other securities of the Company beneficially owned by the Selling Securityholder:

(b) CUSIP No(s). of such other securities of the Company beneficially owned:

5.	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of distribution:

Except as set forth below, the undersigned (including its donees, transferees, pledgees and other successors in interest) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all):

Such Registrable Securities may be sold from time to time directly by the Selling Securityholder or, alternatively, through broker-dealers or agents. If the Registrable Securities are sold through broker-dealers or agents, the Selling Securityholder will be responsible for discounts and commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (1) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (2) in the over-the-counter market, (3) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (4) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

The undersigned acknowledges that it understands the prospectus delivery obligations under the Securities Act of 1933, as amended. The undersigned agrees that it and those acting on its behalf will comply with such requirements. In addition, the undersigned agrees to notify the Company promptly following any sales under the Registration Statement so that the Company is able to comply with the undertakings contained in the Registration Statement.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to security manipulation, particularly Regulation M, in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder shall be made in writing to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Please complete and return by mail and facsimile the Notice and Questionnaire to:

Ropes & Gray LLP

Attention: Naomi Hauptman, Esq.

1211 Avenue of the Americas
New York, NY 10036-8704

Facsimile: (646) 728-2817

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Authorized Signature